Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned members of the Board of Managers and officers of QUALITY DISTRIBUTION, LLC, do hereby constitute and appoint each of GERALD L. DETTER and TIMOTHY B. PAGE, or either of them, his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as manager or officer and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the Registration Statement on Form S-4 (File No. 333-122641) which was filed with the SEC on February 10, 2005, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, any and all amendments (including post-effective amendments) thereto and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the SEC; and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agent, or either of them, shall lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ GERALD L. DETTER Gerald L. Detter	President, Chief Executive Officer and Manager (Principal Executive Officer)	August 4, 2005

/s/ TIMOTHY B. PAGE Timothy B. Page	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	August 4, 2005

/s/ JOSHUA J. HARRIS Joshua J. Harris	Manager	August 4, 2005

/s/ MICHAEL D. WEINER Michael D. Weiner	Manager	August 4, 2005

/s/ MARC E. BECKER Marc E. Becker	Manager	August 4, 2005

/s/ DONALD C. ORRIS Donald C. Orris	Manager	August 4, 2005

/s/ RICHARD B. MARCHESE Richard B. Marchese	Manager	August 4, 2005

Signature	Title	Date

/s/ ALAN H. SCHUMACHER Alan H. Schumacher	Manager	August 4, 2005

/z/ ERIC L. PRESS Eric L. Press	Manager	August 4, 2005

/s/ ROBERT H. FALK Robert H. Falk	Manager	August 4, 2005

/s/ ROBERT E. GADOMSKI Robert E. Gadomski	Manager	August 4, 2005

/s/ THOMAS R. MIKLICH Thomas R. Miklich	Manager	August 4, 2005

/s/ M. ALI RASHID M. Ali Rashid	Manager	August 4, 2005

POWER OF ATTORNEY

Each of the undersigned members of the Board of Directors and officers of QUALITY DISTRIBUTION, INC., do hereby constitute and appoint each of GERALD L. DETTER and TIMOTHY B. PAGE, or either of them, his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as director or officer and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the Registration Statement on Form S-4 (File No. 333-122641) which was filed with the SEC on February 10, 2005, including specifically, but without limitation, power and authority to sign for him in the capacity indicated below, any and all amendments (including post-effective amendments) thereto and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the SEC; and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agent, or either of them, shall lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ GERALD L. DETTER Gerald L. Detter	President, Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2005

/s/ TIMOTHY B. PAGE Timothy B. Page	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	August 4, 2005

/s/ JOSHUA J. HARRIS Joshua J. Harris	Director	August 4, 2005

/s/ MICHAEL D. WEINER Michael D. Weiner	Director	August 4, 2005

/s/ MARC E. BECKER Marc E. Becker	Director	August 4, 2005

/s/ DONALD C. ORRIS Donald C. Orris	Director	August 4, 2005

Signature	Title	Date

/s/ RICHARD B. MARCHESE Richard B. Marchese	Director	August 4, 2005

/s/ ALAN H. SCHUMACHER Alan H. Schumacher	Director	August 4, 2005

/s/ ERIC L. PRESS Eric L. Press	Director	August 4, 2005

/s/ ROBERT H. FALK Robert H. Falk	Director	August 4, 2005

/s/ ROBERT E. GADOMSKI Robert E. Gadomski	Director	August 4, 2005

/s/ THOMAS R. MIKLICH Thomas R. Miklich	Director	August 4, 2005

/s/ M. ALI RASHID M. Ali Rashid	Director	August 4, 2005